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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 17, 2002


                           COMMISSION FILE NO. 1-11627

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                       DAIRY MART CONVENIENCE STORES, INC.
             (Exact name of Registrant as specified in its charter)

              DELAWARE                                  04-2497894
   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)


       ONE DAIRY MART WAY,300 EXECUTIVE PARKWAY HUDSON, OHIO  44236
  (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (330) 342-6600


                                       N/A

          (Former name or former address, if changed since last report)









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AMENDMENT NUMBER ONE TO THE 8-K PREVIOUSLY FILED ON JUNE 24, 2002


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

As previously announced, on June 17, 2002, the Audit Committee of the Board of Directors of Dairy Mart Convenience Stores Inc. (the "Company") decided to dismiss Arthur Andersen LLP ("AA") as the Company's independent public accountants upon completion of the audit of the consolidated financial statements as of February 2, 2002. This audit was completed on July 1, 2002, and AA was dismissed effective July 2, 2002 (the "Dismissal Date"). Effective June 17, 2002, the Company engaged Grant Thornton LLP ("GT") to serve as the Company's independent public accountants for its fiscal year 2003, which ends on February 1, 2003.

AA's reports on the Company's consolidated financial statements for each of the two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. The audit report did include a modification regarding the Company's ability to continue as a going concern after February 2, 2002.

During the two most recent fiscal years, and through the Dismissal Date, there were no disagreements with AA on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to AA's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years. Additionally, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided AA with a copy of the foregoing disclosures, but AA informed the issuer it was no longer providing any 8-K representation letters. Accordingly, no letter from AA is attached as an exhibit.

During the two most recent fiscal years and through the date of the Audit Committee's decision, the Company did not consult GT with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

No exhibit provided, because AA informed the issuer it was longer providing any 8-K representation letters.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         Dairy Mart Convenience Stores, Inc.
                                         (Registrant)


         Date: July 2, 2002              By:  /s/ Gregory G. Landry
                                         -----------------------------------
                                         Name:   Gregory G. Landry
                                         Title:  President
                                                 and Chief Executive Officer

























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